UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

              NEW JERSEY                                          22-1737915
              ----------                                          ----------
(State or other jurisdiction of incorporation or               (I.R.S. Employer
             organization)                                   Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
                         (Registrant's telephone number,
                               including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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[GRAPHIC OMITTED]

Item 1.01     Entry into Material Definitive Agreement


                 On February 1, 2006, First Montauk Financial Corporation ("First Montauk" or "Registrant") entered into a Separation Agreement, effective as of February 1, 2006, with Herbert Kurinsky, the Chairman of the Registrant's Board of Directors. Under the terms of the Separation Agreement, the parties agreed to terminate the employment relationship and the rights and obligations of the parties under the employment agreement, effective immediately. However, Mr. Kurinsky will continue to serve on the Board of Directors of the Registrant, pursuant to the terms of the Separation Agreement. In addition, the Separation Agreement provides for the following:

                 o Mr. Kurinsky will be paid a lump sum severance amount of $300,000 within thirty days of the effective date of the termination of his employment agreement.

                 o The Registrant will issue to Mr. Kurinsky a promissory note in the principal amount of $550,217.41, payable in monthly installments of $12,500 over a period of 48 months and bearing interest at the rate of 4.5% per annum.

                 o The Registrant will continue to provide medical and dental benefits to Mr. Kurinsky and his wife for a period of 48 months.

                 o All unvested restricted stock grants made to Mr. Kurinsky shall be deemed vested in full.

                 o In the event of a change of control of the Registrant, as defined in the Separation Agreement, (i) the total remaining principal of the promissory note, and any accrued but unpaid interest thereon, shall become immediately due and payable;
                 (ii) Mr. Kurinsky shall have the option to require the Registrant to pay him an amount in cash equal to the costs of providing health and insurance benefits for the period of time between the effective date of his election to receive the cash payment and the balance of the 48 month period during which the Registrant was obligated to pay these benefits; and (iii) the total remaining automobile allowance payments required by the Separation Agreement shall accelerate and be immediately due and payable.

                 The Registrant and Mr. Kurinsky have also exchanged mutual releases except to the extent each has reserved their rights as provided in the Separation Agreement. This summary of the Separation Agreement and Promissory Note is qualified in its entirety by reference to full text of the agreement and the promissory note, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K.

Item 1.02     Termination of Material Definitive Agreement

                 As described in Item 1.01 of this Current Report, the Registrant has entered into a Separation Agreement with Mr. Herbert Kurinsky, its Chairman, dated as of February 1, 2006, resulting in the termination of the employment agreement, dated January 1, 2004, between them. To the extent required by Item
                 1.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 of this Current Report regarding Mr. Kurinsky is incorporated by reference in this Item 1.02.

Item 7.01     Regulation FD Disclosure

                 On February 1, 2006, the Registrant issued a press release regarding the events described in this Current Report. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibits are filed or furnished herewith:

              4.1 Promissory Note dated February 1, 2006 issued by the Registrant to Herbert Kurinsky

              10.1 Separation Agreement between the Registrant and Herbert Kurinsky, dated February 1, 2006.

              99.1      Press Release dated February 1, 2006




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIRST MONTAUK FINANCIAL CORP.

                                                By:   /s/ Victor K. Kurylak
                                                --------------------------------
                                                Name:  Victor K. Kurylak
                                                Title: Chief Executive Officer
                                                Date:  February 1, 2006

                                EXHIBIT INDEX

    Exhibit        Description
    Number

      4.1 Promissory Note dated February 1, 2006 issued by the Registrant to Herbert Kurinsky

      10.1 Separation Agreement between the Registrant and Herbert Kurinsky, dated February 1, 2006.

      99.1         Press Release dated February 1, 2006